NEXXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

01/10/08 Presented by: Mike Bauer – President / CEO Capitalizing on the Capitalizing on the LED Lighting Revolution LED Lighting Revolution Nexxus Lighting, Inc. Nexxus Lighting, Inc. Exhibit 99.1

NEXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Safe Harbor Statement
•
Certain statements contained in this presentation are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in
Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. Reference is made to Nexxus
Lighting’s filings under the Securities Exchange Act for factors that could cause actual results to differ materially. Nexxus Lighting undertakes no obligation to publicly update or revise any forward-
looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-
looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

NEXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

The Opportunity
• The global lighting market is an estimated $85 billion industry with clearly established distribution networks and supply chains.
• Significant changes in light fixture designs are light source (lamp)
dependent
– Carbon Arc Discharge 1850
– Incandescent - Carbon Filament  to Tungsten 1879
– Arc Discharge (Mercury Vapor) 1935
– Fluorescent 1936
– Incandescent - Halogen 1959
– High Pressure Sodium & Metal Halide 1964
– Compact Fluorescent 1980
– High Powered Light Emitting Diode (LED) 2000
• New  product development incorporates the evolving technology into lighting fixtures that eventually replace the old technology installed and set higher standards for new construction that lasts for several decades.

NEXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Why is LED different…
• LED’s are truly a disruptive technology…
–
As a result we are on the front edge of dramatic new lamp
(light bulb) and lighting  fixture design and product
development efforts
to capitalize on this new technology
as it evolves into a lighting industry standard.
• Intellectual Property rights in the applications of this
new light source in fixture development is a key
element in monetizing this opportunity.

LED
The Evolution to General Illumination
• Invented and developed as reliable indicator and display lights back in the
1960’s, the LED as a light source really picked up steam in the mid 90’s as a more efficient way to light EXIT signs.
– However, Red, Amber and Green LED’s were your only choice in color
• The advent of the Blue LED and then the application of a phosphorus dome on top of a Blue LED to produce White Light was the major break-
through that has driven the last 10 years of LED chip development efforts by Philips/Lumileds, Osram, Nichia, Cree and numerous smaller LED die manufacturers
– The first practical White LED was produced in 1999
• However, the challenge for White Light LED’s has been achieving enough
Lumens per Watt
– Up until now the operational Lumens (Amount of Light Energy) has been around 15-25 lumens per watt of electrical power
– Manufacturers are now producing new chips that can produce 40-50 lumens per watt
– 100 Lumen per Watt packages have recently been introduced in low power packages

NEXXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Moore’s Law for LED
• LED (Light Emitting Diode) Technology is evolving in
a similar fashion as the computer micro-processor.
• Light Output (Lumens) per Watt of Energy for White
LED’s is doubling about every two years.
• As a result, General Lighting Applications are within
our reach for White LED packages for the first time.
• Cost and total lumen output are still a major obstacle
for many applications, but numerous general lighting
applications are now ripe for conversion to LED as
the light source of choice.

NEXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

What’s does this all mean?
• Over the last 10 years, numerous companies have
been created to capitalize on the emerging LED
lighting technology
– Numerous small ($2-15 million in revenue lighting)
companies have been created
– China has become a hot bed for LED fixture development
– In the US, the time is similar to the lighting fixture market in the 1980’s, numerous small companies are fighting to
establish themselves in what is still considered a niche
market
– The stage has been set for a roll-up of several smaller LED companies into a multi-brand, multi-product line advanced
technology lighting company that has the capital resources
to stand on its own, grow rapidly and emerge as a leader in
advanced technology lighting

NEXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

The Vision
• Create a new advanced technology lighting
company that links emerging solid-state LED
technology with general lighting applications
to provide state-of-the-art lighting fixtures and
lamps to the global estimated $85 billion
lighting market.
Rapidly introduce new products and product
lines through both strategic alliances and
strategic acquisitions.

NEXXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

The Platform
• Company was originally
established in 1991 as Super
Vision International, Inc.
• Name was changed in April
2007.
• Relocated Orlando Operations
Facility to its new location in
April 2007.
• Relocated Corporate
headquarters to Charlotte, NC
in June of 2007.
• Acquired Advanced Lighting
Systems in Sep 2007.
• NASDAQ: NEXS
• Nexxus has been under the
radar screen, but in 2008 that
will change.

The Platform
– Nexxus Lighting, Inc.
• Restructured & repositioned from Super Vision International
– LED and Fiber Optic Lighting Technology
– SaVi™, SuperVision™, Advanced Lighting Systems™ and
Oasis™ Brand Names
– 24 Issues Patents – 6 Patents Pending
– Core Strengths
• New Dynamic and Experienced Management Team
• Established Sales and Distribution Network
– Excellent International Distributor Relationships
• Strong Marketing Team
• Broad Platform of LED and Fiber Optic products
• Excellent Sourcing Relationships in Asia

Strengths of Nexxus Lighting
• Dynamic and Experienced Management Team
– Mike Bauer – President / CEO
• 19 Year Veteran of Lighting Industry
– GE Lighting, Cooper Lighting, Lighting Corp. Of America
– John Oakley – CFO
• 16 year Veteran in Finance and Public Accounting
– CFO of Home Meridian International
– CFO of Pulaski Furniture Corporation
– Corporate Controller for Collins and Aikman Floorcoverings, Inc.
– Senior Auditor for Arthur Andersen, LLP
– Mike Kline – General Manager – SV Lighting
• Experienced Vice President & General Manger
• Operations, Sales, Marketing Experience
– MBA, Lean Mfg Implementation
– Paul Streitz – Division President / GM – Advanced Lighting Systems
• 15 year veteran of Lighting Industry
• Entertainment Lighting Expertise
– Mark Masterman – Vice President – Pool & Spa Lighting
• 34 Year Veteran of Pool & Spa Industry
• 8 Years with Fiberstars/EFO
– Richard Heiner – Director of Marketing
• 10 Year Veteran of Lighting Industry
– Talented Print, Tradeshow and Web Development Team
– Donna Daniels – Director of Human Resources
• 15 Year Veteran in Human Resources
• HR manager at Belk, Inc.

NEXXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Strengths of Nexxus Lighting
• Existing Sales and Distribution Network in Place
– 70 Commercial Lighting Agencies selling through all major
electrical distributors in U.S. with over 1500 “feet on the
street”
– Senior Management Relationships with all major U.S.
electrical distributor chains and buying groups
– Strong Senior Management Relationships with all major
lighting fixture manufacturers for OEM sales
– Strong International Distributor Network already in place
• Bi-lingual International Sales Team in place
• China, Mexico, Spain, Russia, Japan, Italy, Middle-East,
Australia, New Zealand, Poland, Romania, Greece are all
strong markets for Nexxus Lighting.

NEXXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

• Marketing
– Brand Management Experience
– Web Site and Web Development
– First Class Literature and Specification
Information
– Packaging and POP Expertise
– Trade Show Management, Lead Generation and
Follow-Up
Strengths of Nexxus Lighting

• Overseas Sourcing
– Extremely strong vendor relationships with
multiple contract manufacturers
• China, Taiwan, Japan, Korea
– Have been sourcing from Asia since 1999
– Understand international procurement process,
importation requirements and Letters of Credit /
Terms negotiations
Strengths of Nexxus Lighting

NEXXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Photo/Image Slides

NEXXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

Nexxus Lighting
Ready for Take Off
• Name Change and vision announced in January –
Official in April 2007
– New stock Symbol – NEXS – April 2007
• Relocated SV Lighting in April  2007 to new facility
• Relocated corporate headquarters in June 2007
• Acquired Advanced Lighting Systems in Sep. 2007
• The company is now positioned for growth through
product development and additional acquisitions

Nexxus means Link or
Connection Point
• Our vision is to link advanced technology with
general lighting applications to develop state-of-the-
art, energy efficient lighting fixtures for the 21
st
century.
• Each company acquired will operate as a wholly-
owned subsidiary of Nexxus Lighting, Inc.
• Centralize/consolidate back-office functions & reduce
costs
– Finance, Human Resources, Corp. Marketing, R&D
• Optimize International Sales network for all brands
• Market and Sell as unique brands in North America

NEXXUS LIGHTING

CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

NEXXUS LIGHTING

SV LIGHTING
a Nexxus Lighting Company

ADVANCED LIGHTING SYSTEMS
A NEXXUS LIGHTING COMPANY

NEXXUS LIGHTING
POOL & SPA LIGHTING DIVISION

Company Structure - Clarity
Umbrella company for all Nexxus Lighting Business Units
(Charlotte, NC)
Corp Finance, Corp. IT, Corp HR, Corp Marketing & International Sales
Nexxus Lighting Companies & Division

Opportunities for Nexxus
Lighting
• White Light and RGB LED Market will provide
opportunities for strong growth
• Polymer, New O-Led and Quantum Dot technologies
are emerging as well
• Fiber Optic Market through the introduction of LED
light sources
• Multi-Generation New Product Development Plan is
key to success
• Leverage global lighting relationships for exponential
growth

Nexxus Lighting Three-Fold Strategy
• Strategy 1
– Strategically acquire existing commercial/architectural
and residential LED and advance fiber optic lighting
companies and consolidate administrative and
operational costs, optimize R&D and create a product
and revenue platform of significant size to capitalize
on the new market potential for white light LED
lighting fixtures.

Nexxus Lighting Three-Fold Strategy
• Strategy 2
– Expand specific areas of market strength of the
consolidated company to achieve leadership
positions in those markets and introduce new
products that drive dynamic growth
• Pool & Spa Lighting Systems
• Entertainment Lighting Products
• LED Light Sources to drive Fiber Optic Revenue
• White Light LED General Illumination Lamps & Fixtures

Nexxus Lighting Three-Fold Strategy • Strategy 3 – Operational Efficiency Improvements • Lean Manufacturing • Vendor Management • Supply Chain Improvement • Inventory Turns Improvement

The Perfect Storm for LED Lighting is upon us…

Headlines almost everyday… • “Green” is the word of the day • Global Environmental Concern • “Alternative Energy” • “Energy Savings” • $100 a Barrel Oil • 2007 Energy Legislation

NEXXUS LIGHTING
CONNECTING ADVANCED TECHNOLOGY WITH LIGHT

What about CFL Lamps?
•CFL lamps contain mercury and
are required to be recycled
•The reality is that they end up in
the garbage and ultimately…the
public landfills
•Potential to pollute ground water
•Not a green solution

Nexxus Lighting 2008
• We are in growth mode in 2008
• Currently evaluating potential strategic acquisitions for 2008
• Commercial product line expansion…
– Four new Architectural White Light Products
• All being rolled out in Q1
• New LED Light Source for Fiber Optics – Q1
• New Pool & Spa Leadership In Place
– Already seeing results
– Market Share Gain
– Capitalize on OEM Opportunities
• ALS Entertainment Product Line Expansion
– CycLED product line and software
• International rollout of ALS products
• Focused on gross margin improvement through pricing and cost reduction synergies
• Driving market and brand awareness through expanded tradeshow schedule and enhanced sales agency network

Outlook for 2008
($Millions)
YTD Q3 ‘07 2008 E
Revenue $ 7.6 $ 16.0 - 18.0
Gross Profit $ 2.2 $  6.0  - 7.2
GM 29% 37  - 40%
Op. Income/(Loss)  $ (1.9) $  (.5)  - .1
Non-Op Expenses $    .3 $   .1   - .2
Net Income/(Loss)
$ (1.6) $  (.4)  - .3
Evaluating potential acquisitions is an ongoing process

Notes / Questions